UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.15

ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 12, 2016

Annual Report

This report provides management’s discussion of fund performance for AB All Market Income Portfolio (the “Fund”) for the annual reporting period ended November 30, 2015. The Fund commenced operations on December 18, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein All Market Income Portfolio to AB All Market Income Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek current income with consideration of capital appreciation. AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks, and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such

AB ALL MARKET INCOME PORTFOLIO •	1

as using interest rate derivatives to gain exposure to sovereign bonds. The Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 6 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI” net), for the six-month period and the period since the Fund’s inception on December 18, 2014, through November 30, 2015.

All share classes of the Fund declined in absolute terms, but outperformed the all-equity benchmark for the six-month period, before sales charges. Strategies used by the Fund to provide diversified sources of return, or “diversifiers”, contributed to performance on an absolute basis, with positive contributions from sovereign bond exposure; equity and credit markets were both down significantly in the six-month period, causing exposures to those assets to detract. Exposure to preferred REITs contributed.

For the period since the Fund’s inception, all share classes outperformed the benchmark. Diversifiers contributed to performance on an absolute basis, with positive contributions from sovereign bond exposure; allocation to the growers category—which is primarily equity—contributed and was also a source of favorable security selection. With credit markets down over the period, exposure in the producers category—which is largely credit—detracted.

The Fund utilized derivatives in the form of futures, forwards, interest rate swaps, variance swaps, total return swaps, inflation (“CPI”) swaps and purchased options, for hedging and investment purposes. Futures, interest rate swaps and CPI swaps contributed to absolute performance for both periods. Forwards and variance swaps detracted for both periods. Total return swaps had no material impact on performance for both periods; purchased options added for the six-month period and detracted for the period since the Fund’s inception.

Market Review and Investment Strategy

Global stocks experienced heightened volatility during the 12-month period

2	• AB ALL MARKET INCOME PORTFOLIO

ended November 30, 2015. A worldwide plunge in August was followed by choppy trading before global stocks finally bottomed in September. Despite a strong rebound that regained lost ground, returns were negative across the board, particularly in emerging markets. Global monetary policy also had a major impact on fixed-income markets. However, the period ended with mixed results as global monetary policy seemed poised to further diverge from the recent past.

The All Market Income Investment Team (the “Team”) increased exposure to equities in September and October, viewing increasingly attractive return potential in the context of low inflation, stimulative monetary policies and good balance sheet quality. The Fund maintained a meaningful exposure to sovereign bonds, favoring

US Treasuries, primarily for the diversification and downside risk protection properties the Team expects them to provide. Inflation pressures remain low, implying relatively low risk of rapid policy rate hikes, and the steepness of the US yield curve implies that investors are compensated to a considerable degree against the risk of rising rates through time. This is not true in some other large markets, most notably Japan, where the Team has avoided government bond exposure.

Across global equity markets, the emphasis of the Fund is on company-specific alpha (or active return) rather than taking large active positions in specific countries or sectors. The Team is focused on maintaining a productive balance of exposures to low valuation, higher quality, better stability and superior yield.

AB ALL MARKET INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI ACWI (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (free float-adjusted, market capitalization-weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB ALL MARKET INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB ALL MARKET INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIOD ENDED NOVEMBER 30, 2015 (unaudited)	NAV Returns
	6 Month	Since Inception*
AB All Market Income Portfolio
Class A	-3.14%	1.04%

Class C	-3.57%	0.31%

Advisor Class†	-3.13%	1.25%

MSCI ACWI ( net)	-5.43%	-0.11%

*    Inception date: 12/18/2014.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/18/14* TO 11/30/15 (unaudited)

*	Inception date: 12/18/2014.

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Income Portfolio Class A shares (from 12/18/14* to 11/30/15) as compared to the performance of the Fund’s benchmark and the MSCI ACWI. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB ALL MARKET INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	1.04%	-3.22%

Class C Shares
Since Inception*	0.31%	-0.66%

Advisor Class Shares†
Since Inception*	1.25%	1.25%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.44%, 2.21% and 1.19% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. In addition, the Adviser has agreed to waive its management fees and/or bear Fund expenses in an amount equal to the Fund’s share of all fees and expenses of any AB mutual funds in which the Fund invests. These waivers/reimbursements may not be terminated before May 11, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/18/2014.

†	This share class is offered at NAV to eligible investors and their SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB ALL MARKET INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.40%
Since Inception*	-4.32%

Class C Shares
1 Year	-2.90%
Since Inception*	-1.05%

Advisor Class Shares†
1 Year	-0.95%
Since Inception*	-0.02%

*	Inception date: 12/18/2014.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB ALL MARKET INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.60	$3.65	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%
Class C
Actual	$1,000	$964.30	$7.34	1.49%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%
Advisor Class
Actual	$1,000	$968.70	$2.57	0.52%
Hypothetical**	$1,000	$1,022.46	$2.64	0.52%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

AB ALL MARKET INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $17.9

TEN LARGEST HOLDINGS†

November 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
AB High Income Fund, Inc. – Class Z	$7,932,340	44.2%
Swiss Re AG	240,233	1.3
Altria Group, Inc.	223,315	1.3
General Motors Co.	214,485	1.2
Pfizer, Inc.	209,531	1.2
Vodafone Group PLC	206,484	1.1
Philip Morris International, Inc.	200,822	1.1
Apple, Inc.	194,249	1.1
Paychex, Inc.	181,629	1.0
Verizon Communications, Inc.	180,255	1.0
	$9,783,343	54.5%

*	All data are as of November 30, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Long-term investments.

10	• AB ALL MARKET INCOME PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 45.1%
Funds and Investment Trusts – 45.1%
AB High Income Fund, Inc. – Class Z(a)	951,120	$7,932,340
JPMorgan Alerian MLP Index ETN	5,400	162,108

Total Investment Companies (cost $8,576,506)		8,094,448

COMMON STOCKS – 42.9%
Financials – 9.1%
Banks – 4.6%
Aozora Bank Ltd.	35,000	123,445
Bank Hapoalim BM	2,380	12,298
BOC Hong Kong Holdings Ltd.	4,000	12,363
Hang Seng Bank Ltd.	4,500	81,542
JPMorgan Chase & Co.	856	57,078
Mitsubishi UFJ Financial Group, Inc.	1,900	12,208
National Bank of Canada	2,429	79,612
Nordea Bank AB	11,338	125,484
People’s United Financial, Inc.	3,782	63,349
Resona Holdings, Inc.	11,000	53,690
Seven Bank Ltd.	4,800	21,022
Sumitomo Mitsui Financial Group, Inc.	400	15,268
Swedbank AB – Class A	4,480	99,128
Toronto-Dominion Bank (The)	300	12,252
Westpac Banking Corp.	2,428	56,312

		825,051

Capital Markets – 0.0%
Partners Group Holding AG	20	7,222

Diversified Financial Services – 0.4%
IG Group Holdings PLC	1,020	11,891
Industrivarden AB – Class C	3,063	54,822

		66,713

Insurance – 3.5%
Allstate Corp. (The)	380	23,849
CNP Assurances	6,473	90,099
Direct Line Insurance Group PLC	2,199	13,637
Euler Hermes Group	170	15,240
FNF Group	840	30,114
Marsh & McLennan Cos., Inc.(b)	380	21,014
NN Group NV	760	25,946
Progressive Corp. (The)	2,888	89,008
RenaissanceRe Holdings Ltd.	80	8,861
Suncorp Group Ltd.	3,210	31,000
Swiss Re AG	2,521	240,233
Travelers Cos., Inc. (The)	80	9,166
Tryg A/S	450	8,760
UnipolSai SpA	11,319	29,194

		636,121

AB ALL MARKET INCOME PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 0.2%
Ascendas Real Estate Investment Trust	15,400	$26,068

Thrifts & Mortgage Finance – 0.4%
New York Community Bancorp, Inc.	3,793	62,205

		1,623,380

Information Technology – 5.9%
Communications Equipment – 0.3%
Cisco Systems, Inc.	2,223	60,577

Internet Software & Services – 0.1%
Moneysupermarket.com Group PLC	2,430	11,923

IT Services – 2.0%
Amadeus IT Holding SA – Class A	570	22,841
Amdocs Ltd.	710	40,165
Booz Allen Hamilton Holding Corp.	440	13,398
CGI Group, Inc. – Class A(c)	320	13,929
Fidelity National Information Services, Inc.(b)	210	13,371
Fiserv, Inc.(b)(c)	280	26,947
Obic Co., Ltd.	200	10,643
Otsuka Corp.	200	10,020
Paychex, Inc.	3,348	181,629
SCSK Corp.	200	7,757
Total System Services, Inc.	170	9,513
Vantiv, Inc. – Class A(c)	160	8,433

		358,646

Semiconductors & Semiconductor Equipment – 0.8%
Intel Corp.	2,499	86,890
Texas Instruments, Inc.	1,050	61,026

		147,916

Software – 1.4%
Dassault Systemes	100	7,959
Microsoft Corp.(b)	3,257	177,017
NICE-Systems Ltd.	200	12,147
Oracle Corp.	530	20,654
Oracle Corp. Japan	500	24,358
Sage Group PLC (The)	1,100	9,706

		251,841

Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.(b)	1,642	194,249
Canon, Inc.	1,000	30,219

		224,468

		1,055,371

Health Care – 5.5%
Biotechnology – 0.2%
Gilead Sciences, Inc.	293	31,046

12	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.5%
Abbott Laboratories	574	$25,784
Baxter International, Inc.	1,410	53,087

		78,871

Health Care Providers & Services – 0.7%
AmerisourceBergen Corp. – Class A	130	12,823
Anthem, Inc.(b)	160	20,861
Fresenius SE & Co. KGaA	723	52,993
Sonic Healthcare Ltd.	1,470	21,553
UnitedHealth Group, Inc.(b)	200	22,542

		130,772

Pharmaceuticals – 4.1%
GlaxoSmithKline PLC	5,962	121,166
Johnson & Johnson(b)	1,291	130,701
Merck & Co., Inc.(b)	1,418	75,168
Novartis AG	1,824	155,610
Pfizer, Inc.(b)	6,394	209,531
Recordati SpA	530	13,164
Roche Holding AG	130	34,822

		740,162

		980,851

Consumer Staples – 5.2%
Beverages – 0.3%
Dr Pepper Snapple Group, Inc.(b)	330	29,618
PepsiCo, Inc.(b)	300	30,048

		59,666

Food & Staples Retailing – 0.5%
Alimentation Couche-Tard, Inc. – Class B	170	7,750
Kroger Co. (The)	330	12,428
Lawson, Inc.	100	7,587
Wm Morrison Supermarkets PLC	25,441	58,298

		86,063

Food Products – 0.4%
Nestle SA	937	69,450

Household Products – 0.1%
Clorox Co. (The)	100	12,430
Reckitt Benckiser Group PLC	140	13,127

		25,557

Tobacco – 3.9%
Altria Group, Inc.(b)	3,877	223,315
British American Tobacco PLC	660	38,409
Imperial Tobacco Group PLC	1,609	86,909
Japan Tobacco, Inc.	3,700	132,514
Philip Morris International, Inc.	2,298	200,822
Reynolds American, Inc.	380	17,575

		699,544

		940,280

AB ALL MARKET INCOME PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 4.5%
Automobiles – 1.5%
Ford Motor Co.	4,239	$60,745
General Motors Co.	5,925	214,485

		275,230

Hotels, Restaurants & Leisure – 0.4%
Domino’s Pizza Group PLC	610	9,649
McDonald’s Corp.	265	30,252
Tatts Group Ltd.	6,240	18,736
William Hill PLC	2,330	12,546

		71,183

Household Durables – 0.3%
Sekisui House Ltd.	3,200	54,144

Leisure Products – 0.0%
Bandai Namco Holdings, Inc.	300	6,688

Media – 1.1%
Cineplex, Inc.	380	14,247
CTS Eventim AG & Co. KGaA	230	8,130
Interpublic Group of Cos., Inc. (The)	1,971	45,333
Regal Entertainment Group – Class A	680	12,750
Rightmove PLC	140	8,432
Thomson Reuters Corp.	500	20,221
Vivendi SA	2,836	59,572
Wolters Kluwer NV	400	13,811
WPP PLC	400	9,244

		191,740

Multiline Retail – 0.3%
Dollar General Corp.(b)	330	21,586
Kohl’s Corp.	170	8,012
Target Corp.	200	14,500

		44,098

Specialty Retail – 0.7%
Best Buy Co., Inc.	945	30,032
Home Depot, Inc. (The)(b)	210	28,115
L Brands, Inc.(b)	507	48,373
Ross Stores, Inc.(b)	340	17,683

		124,203

Textiles, Apparel & Luxury Goods – 0.2%
NIKE, Inc. – Class B	160	21,165
Pacific Textiles Holdings Ltd.	9,000	14,085

		35,250

		802,536

Industrials – 3.6%
Aerospace & Defense – 0.4%
Raytheon Co.	539	66,852

14	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.1%
bpost SA	850	$20,636

Commercial Services & Supplies – 0.0%
Park24 Co., Ltd.	300	6,102

Construction & Engineering – 0.2%
CIMIC Group Ltd.	2,196	39,682

Industrial Conglomerates – 1.3%
General Electric Co.	4,413	132,125
Siemens AG (REG)	900	93,492

		225,617

Machinery – 1.0%
Deere & Co.	641	51,004
Illinois Tool Works, Inc.	655	61,557
KION Group AG(c)	290	14,323
Kone Oyj – Class B	1,257	53,550

		180,434

Professional Services – 0.2%
Equifax, Inc.	250	27,875
Experian PLC	510	9,462

		37,337

Trading Companies & Distributors – 0.4%
Mitsui & Co., Ltd.	6,300	77,241

		653,901

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 2.0%
BCE, Inc.	2,102	90,473
Bezeq The Israeli Telecommunication Corp., Ltd.	11,068	23,795
Nippon Telegraph & Telephone Corp.	300	11,136
Proximus SADP	340	11,218
Singapore Telecommunications Ltd.	6,500	17,643
Telenor ASA	620	10,777
Telstra Corp., Ltd.	2,990	11,561
Verizon Communications, Inc.(b)	3,966	180,255

		356,858

Wireless Telecommunication Services – 1.1%
Vodafone Group PLC	61,356	206,484

		563,342

Energy – 2.5%
Energy Equipment & Services – 0.2%
Helmerich & Payne, Inc.	479	27,902

Oil, Gas & Consumable Fuels – 2.3%
Chevron Corp.	1,402	128,031
Exxon Mobil Corp.(b)	1,248	101,911
HollyFrontier Corp.	1,534	73,755
Royal Dutch Shell PLC – Class B	540	13,434

AB ALL MARKET INCOME PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

TOTAL SA	830	$41,100
TransCanada Corp.	766	24,171
Woodside Petroleum Ltd.	1,765	38,376

		420,778

		448,680

Utilities – 2.0%
Electric Utilities – 1.1%
Duke Energy Corp.	339	22,971
Entergy Corp.	891	59,367
Iberdrola SA	8,660	60,598
Southern Co. (The)	1,333	59,372

		202,308

Gas Utilities – 0.1%
UGI Corp.	240	8,321

Multi-Utilities – 0.8%
Centrica PLC	18,749	61,515
Public Service Enterprise Group, Inc.	2,240	87,584

		149,099

		359,728

Materials – 1.5%
Chemicals – 0.8%
Croda International PLC	280	12,089
Dow Chemical Co. (The)	2,415	125,894
Sherwin-Williams Co. (The)(b)	50	13,803

		151,786

Containers & Packaging – 0.1%
Ball Corp.(b)	130	9,025

Metals & Mining – 0.3%
BHP Billiton Ltd.	2,047	27,219
Nucor Corp.	654	27,108

		54,327

Paper & Forest Products – 0.3%
UPM-Kymmene Oyj	3,097	59,021

		274,159

Total Common Stocks (cost $7,853,413)		7,702,228

PREFERRED STOCKS – 10.0%
Financials – 4.4%
Real Estate Investment Trusts (REITs) – 4.4%
Apartment Investment & Management Co. 6.875%	2,000	52,680
Brandywine Realty Trust Series E 6.90%	2,000	53,440
Chesapeake Lodging Trust 7.75%	1,400	36,554

16	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Digital Realty Trust, Inc. 7.375%	2,400	$65,448
Gramercy Property Trust, Inc. 7.125%	1,200	30,612
Hersha Hospitality Trust Series C 6.875%	1,100	28,600
Inland Real Estate Corp. 6.95%	2,400	60,768
Kimco Realty Corp. Series K 5.625%	1,800	46,062
LaSalle Hotel Properties 6.375%	1,400	35,112
Pebblebrook Hotel Trust 6.50%	1,500	37,455
Pennsylvania Real Estate Investment Trust 7.375%	2,200	55,880
Public Storage 5.375%	1,600	40,544
Sabra Health Care REIT, Inc. Series A 7.125%	2,100	52,584
STAG Industrial, Inc. 6.625%	2,200	56,210
Sun Communities, Inc. 7.125%	2,300	59,524
Urstadt Biddle Properties, Inc. 7.125%	2,400	62,460
Vornado Realty Trust 5.40%	800	19,896

		793,829

Retail – 2.2%
Shopping Center/Other Retail – 2.2%
CBL & Associates Properties, Inc. 6.625%	2,100	53,424
Cedar Realty Trust, Inc. Series B 7.25%	1,200	29,844
DDR Corp. Series K 6.25%	1,400	35,518
National Retail Properties, Inc. Series D 6.625%	1,400	36,652
Realty Income Corp. 6.625%	2,400	63,264
Regency Centers Corp. 6.00%	800	20,264
Retail Properties of America, Inc. 7.00%	2,000	51,000

AB ALL MARKET INCOME PORTFOLIO •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Saul Centers, Inc. 6.875%	1,100	$28,050
Taubman Centers, Inc. 6.50%	1,400	35,840
WP Glimcher, Inc. 7.50%	1,600	40,960

		394,816

Equity: Other – 1.9%
Diversified/Specialty – 1.9%
CoreSite Realty Corp. 7.25%	2,000	51,900
EPR Properties 6.625%	2,200	56,430
First Potomac Realty Trust 7.75%	2,200	55,616
NorthStar Realty Finance Corp. 8.50%	2,500	56,675
PS Business Parks, Inc. 5.70%	1,000	25,000
PS Business Parks, Inc. 6.00%	800	20,768
Summit Hotel Properties, Inc. 7.875%	2,400	62,592

		328,981

Office – 0.7%
Office – 0.7%
Alexandria Real Estate Equities, Inc. 6.45%	1,400	36,162
Corporate Office Properties Trust 7.375%	700	18,144
Kilroy Realty Corp. Series H 6.375%	1,500	38,400
SL Green Realty Corp. 6.50%	1,400	36,540

		129,246

Industrials – 0.6%
Industrial Warehouse Distribution – 0.6%
Monmouth Real Estate Investment Corp. 7.875%	1,800	47,466
Terreno Realty Corp. 7.75%	2,400	62,400

		109,866

Residential – 0.2%
Multi-Family – 0.2%
Equity LifeStyle Properties, Inc. 6.75%	1,400	36,582

Total Preferred Stocks (cost $1,820,392)		1,793,320

18	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.1%
Options on Forward Contracts – 0.1%
EUR/USD Expiration: Jan 2016, Exercise Price: EUR 1.11(c) (premiums paid $6,922)	1,595,000	$11,650

	Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(a)(d) (cost $156,954)	156,954	156,954

Total Investments – 99.0% (cost $18,414,187)		17,758,600
Other assets less liabilities – 1.0%		188,424

Net Assets – 100.0%		$17,947,024

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	10	December 2015	$355,203	$370,321	$15,118
Mini MSCI Emerging Market Futures	2	December 2015	80,035	82,000	1,965
S&P 500 E Mini Index Futures	1	December 2015	101,089	103,990	2,901
TOPIX Index Futures	1	December 2015	119,989	128,513	8,524

Sold Contracts
Mini MSCI EAFE Futures	13	December 2015	1,108,356	1,133,600	(25,244)
S&P 500 E-Mini Index Futures	12	December 2015	1,167,612	1,247,880	(80,268)
S&P TSX 60 Index Futures	4	December 2015	117,148	118,507	(1,359)

					$(78,363)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	BRL	867	USD	231	12/02/15	$6,933
Goldman Sachs International	USD	225	BRL	867	12/02/15	(1,071)
Goldman Sachs International	AUD	340	USD	238	12/15/15	(7,126)

AB ALL MARKET INCOME PORTFOLIO •	19

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	TWD	12,813	USD	395	12/15/15	$2,050
Goldman Sachs International	USD	231	JPY	27,943	12/15/15	(3,974)
Goldman Sachs International	USD	339	KRW	385,710	12/15/15	(6,231)
Morgan Stanley Capital Services LLC	COP	767,989	USD	247	12/15/15	3,214
Morgan Stanley Capital Services LLC	JPY	24,941	USD	207	12/15/15	4,526
Morgan Stanley Capital Services LLC	USD	120	PEN	412	3/18/16	343
Standard Chartered Bank	BRL	1,208	USD	322	12/02/15	10,235
Standard Chartered Bank	USD	314	BRL	1,208	12/02/15	(1,770)
Standard Chartered Bank	CLP	156,922	USD	225	12/15/15	4,812
Standard Chartered Bank	JPY	24,256	USD	202	12/15/15	5,390
Standard Chartered Bank	KRW	426,398	USD	358	12/15/15	(9,295)
Standard Chartered Bank	MXN	5,983	USD	362	12/15/15	1,370
Standard Chartered Bank	USD	51	CLP	35,692	12/15/15	(1,216)
Standard Chartered Bank	USD	199	COP	584,958	12/15/15	(12,912)
Standard Chartered Bank	USD	296	IDR	4,371,417	12/15/15	18,651
Standard Chartered Bank	USD	100	INR	6,609	12/15/15	(888)
Standard Chartered Bank	USD	113	MYR	484	12/15/15	1,377
Standard Chartered Bank	USD	543	PEN	1,804	12/15/15	(8,826)
Standard Chartered Bank	USD	235	BRL	882	1/05/16	(9,775)
State Street Bank & Trust Co.	USD	350	BRL	1,423	12/02/15	17,561
State Street Bank & Trust Co.	AUD	71	USD	52	12/15/15	614
State Street Bank & Trust Co.	AUD	75	USD	53	12/15/15	(880)
State Street Bank & Trust Co.	CAD	201	USD	152	12/15/15	1,772
State Street Bank & Trust Co.	CHF	255	USD	263	12/15/15	14,305
State Street Bank & Trust Co.	CLP	92,579	USD	131	12/15/15	1,022
State Street Bank & Trust Co.	CZK	2,214	USD	90	12/15/15	3,485
State Street Bank & Trust Co.	EUR	320	USD	352	12/15/15	13,931
State Street Bank & Trust Co.	GBP	211	USD	322	12/15/15	4,578
State Street Bank & Trust Co.	HKD	130	USD	17	12/15/15	6
State Street Bank & Trust Co.	HUF	37,705	USD	133	12/15/15	4,574
State Street Bank & Trust Co.	IDR	2,235,261	USD	148	12/15/15	(12,838)
State Street Bank & Trust Co.	ILS	290	USD	74	12/15/15	(366)
State Street Bank & Trust Co.	INR	8,408	USD	127	12/15/15	372
State Street Bank & Trust Co.	JPY	20,122	USD	164	12/15/15	310
State Street Bank & Trust Co.	MYR	532	USD	126	12/15/15	751
State Street Bank & Trust Co.	NOK	2,416	USD	288	12/15/15	10,202
State Street Bank & Trust Co.	NZD	147	USD	96	12/15/15	(228)
State Street Bank & Trust Co.	PEN	1,197	USD	365	12/15/15	10,413
State Street Bank & Trust Co.	PHP	4,726	USD	100	12/15/15	(168)
State Street Bank & Trust Co.	PLN	1,242	USD	322	12/15/15	14,827
State Street Bank & Trust Co.	SEK	1,992	USD	237	12/15/15	8,667
State Street Bank & Trust Co.	SGD	11	USD	8	12/15/15	18
State Street Bank & Trust Co.	SGD	14	USD	10	12/15/15	(78)
State Street Bank & Trust Co.	THB	13,630	USD	381	12/15/15	1,343
State Street Bank & Trust Co.	TWD	2,394	USD	74	12/15/15	179
State Street Bank & Trust Co.	TWD	4,061	USD	124	12/15/15	(589)
State Street Bank & Trust Co.	USD	46	AUD	63	12/15/15	(381)
State Street Bank & Trust Co.	USD	82	CAD	106	12/15/15	(2,280)
State Street Bank & Trust Co.	USD	130	CHF	126	12/15/15	(6,811)
State Street Bank & Trust Co.	USD	58	COP	183,030	12/15/15	(314)
State Street Bank & Trust Co.	USD	5	DKK	33	12/15/15	(75)
State Street Bank & Trust Co.	USD	266	EUR	238	12/15/15	(14,838)

20	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	18	GBP	12	12/15/15	$36
State Street Bank & Trust Co.	USD	221	GBP	142	12/15/15	(6,274)
State Street Bank & Trust Co.	USD	10	HKD	74	12/15/15	(4)
State Street Bank & Trust Co.	USD	84	IDR	1,152,329	12/15/15	(689)
State Street Bank & Trust Co.	USD	547	INR	36,957	12/15/15	7,768
State Street Bank & Trust Co.	USD	5	JPY	586	12/15/15	3
State Street Bank & Trust Co.	USD	852	JPY	101,784	12/15/15	(25,002)
State Street Bank & Trust Co.	USD	119	MXN	1,980	12/15/15	(111)
State Street Bank & Trust Co.	USD	133	NOK	1,085	12/15/15	(7,844)
State Street Bank & Trust Co.	USD	60	NZD	94	12/15/15	1,948
State Street Bank & Trust Co.	USD	92	NZD	136	12/15/15	(2,124)
State Street Bank & Trust Co.	USD	49	PLN	184	12/15/15	(3,074)
State Street Bank & Trust Co.	USD	151	RUB	9,788	12/15/15	(4,158)
State Street Bank & Trust Co.	USD	188	SEK	1,570	12/15/15	(8,296)
State Street Bank & Trust Co.	USD	347	THB	12,630	12/15/15	5,594
State Street Bank & Trust Co.	USD	234	TRY	670	12/15/15	(5,194)
State Street Bank & Trust Co.	USD	113	ZAR	1,570	12/15/15	(4,717)
State Street Bank & Trust Co.	EUR	38	USD	40	3/18/16	335
State Street Bank & Trust Co.	USD	65	SEK	566	3/18/16	(106)
UBS AG	CAD	244	USD	185	12/15/15	1,722

						$14,714

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$310	8/21/20	3 Month LIBOR	1.620%	$2,572
Morgan Stanley & Co., LLC/(CME Group)	GBP	20	12/18/24	6 Month LIBOR	1.951%	621
Morgan Stanley & Co., LLC/(CME Group)	JPY	30,330	12/22/24	0.519%	6 Month LIBOR	(3,227)
Morgan Stanley & Co., LLC/(CME Group)		$260	12/22/24	3 Month LIBOR	2.342%	9,959
Morgan Stanley & Co., LLC/(CME Group)	JPY	10,630	1/14/25	0.478%	6 Month LIBOR	(750)
Morgan Stanley & Co., LLC/(CME Group)	GBP	190	1/26/25	6 Month LIBOR	1.586%	(4,070)
Morgan Stanley & Co., LLC/(CME Group)		$380	1/28/25	3 Month LIBOR	1.984%	1,577
Morgan Stanley & Co., LLC/(CME Group)	GBP	180	2/04/25	6 Month LIBOR	1.616%	(3,219)
Morgan Stanley & Co., LLC/(CME Group)	CAD	60	2/04/25	3 Month CDOR	1.743%	(47)
Morgan Stanley & Co., LLC/(CME Group)	JPY	10,450	2/06/25	0.548%	6 Month LIBOR	(1,254)
Morgan Stanley & Co., LLC/(CME Group)		$610	2/11/25	3 Month LIBOR	2.083%	7,297
Morgan Stanley & Co., LLC/(CME Group)	CAD	310	3/03/25	3 Month CDOR	1.888%	2,373
Morgan Stanley & Co., LLC/(CME Group)	EUR	140	6/30/25	1.284%	6 Month EURIBOR	(7,644)

AB ALL MARKET INCOME PORTFOLIO •	21

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	GBP	140	7/06/25	6 Month LIBOR	2.125%	$7,205
Morgan Stanley & Co., LLC/(CME Group)	CHF	190	8/03/25	0.315%	6 Month LIBOR	(6,667)
Morgan Stanley & Co., LLC/(CME Group)	GBP	120	8/05/25	6 Month LIBOR	2.068%	4,927
Morgan Stanley & Co., LLC/(CME Group)	EUR	160	8/14/25	0.955%	6 Month EURIBOR	(2,813)
Morgan Stanley & Co., LLC/(CME Group)	SEK	40	8/17/25	3 Month STIBOR	1.293%	16
Morgan Stanley & Co., LLC/(CME Group)	CHF	60	9/02/25	0.256%	6 Month LIBOR	(1,664)
Morgan Stanley & Co., LLC/(CME Group)		140	10/02/25	0.210%	6 Month LIBOR	(3,040)
Morgan Stanley & Co., LLC/(CME Group)	AUD	420	11/03/25	6 Month BBSW	2.915%	(1,487)
Morgan Stanley & Co., LLC/(CME Group)	NZD	20	11/04/25	3 Month BKBM	3.553%	16
Morgan Stanley & Co., LLC/(CME Group)		530	11/19/25	3 Month BKBM	3.610%	1,998
Morgan Stanley & Co., LLC/(CME Group)	NOK	380	11/19/25	1.935%	6 Month NIBOR	(642)
Morgan Stanley & Co., LLC/(CME Group)	CHF	170	11/19/25	0.048%	6 Month LIBOR	(637)
Morgan Stanley & Co., LLC/(CME Group)		$90	11/19/25	3 Month LIBOR	2.202%	1,089
Morgan Stanley & Co., LLC/(CME Group)		310	8/21/45	3 Month LIBOR	2.630%	9,045
Morgan Stanley & Co., LLC/(CME Group)		70	9/04/45	3 Month LIBOR	2.708%	3,122

						$14,656

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$1,920	10/01/20	1.273%	CPI	#	$23,541

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MS Global Equity Long Index	12,600	FedFundEffective plus 0.55%	USD	1,260	12/31/15	$	– 0	–

22	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)			Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG S&P 500 Index, 2/19/16*	19.20%		$2		$(547)		$—		$(547)
JPMorgan Chase Bank, NA FTSE 100 Index, 2/19/16*	19.90	GBP	– 0	–**	(196)		—		(196)
EURO STOXX 50 Price EUR Index, 2/19/16*	24.50	EUR	– 0	–**	(219)		—		(219)
Russell 2000 Index, 2/19/16*	19.20		$1		(553)		—		(553)
Morgan Stanley & Co. International PLC S&P/ASX 200 Index, 2/18/16*	19.55	AUD	– 0	–**	865		—		865

Sale Contracts
Bank of America, NA Russell 2000 Index, 12/18/15*	18.80		$1		648		—		648
Goldman Sachs International S&P/ASX 200 Index, 12/17/15*	18.90	AUD	– 0	–**	311		—		311
JPMorgan Chase Bank, NA EURO STOXX 50 Price EUR Index, 12/18/15*	22.70	EUR	– 0	–**	(140)		—		(140)
FTSE 100 Index, 12/18/15*	17.20	GBP	– 0	–**	130		—		130
S&P 500 Index, 12/18/15*	16.00		$3		1,204		—		1,204

					$1,503	$	– 0	–	$1,503

*	Termination date

**	Notional amount less than $500.

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(c)	Non-income producing security.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

AB ALL MARKET INCOME PORTFOLIO •	23

Portfolio of Investments

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ASX – Australian Stock Exchange

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CDOR – Canadian Dealer Offered Rate

CME – Chicago Mercantile Exchange

EAFE – Europe, Australia, and Far East

ETN – Exchange Traded Note

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

REG – Registered Shares

REIT – Real Estate Investment Trust

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

The following table represents the equity basket holdings underlying the total return swap with MS (Morgan Stanley) Global Equity Long Index as of November 30, 2015.

Security Description	Shares

MS Global Equity Long Index
Alimentation Couche-Tard, Inc.	1,005
Allstate Corp. (The)	2,261
Altria Group, Inc.	4,299
Amadeus IT Holding SA	3,409
Amdocs Ltd.	4,213
AmerisourceBergen Corp.	775
Anthem, Inc.	948
Apple, Inc.	1,140
Ball Corp.	778
Bandai Namco Holdings, Inc.	1,778
Bank Hapoalim BM	13,952
Bezeq The Israeli Telecommunication Corp., Ltd.	69,558

24	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Security Description	Shares

BOC Hong Kong Holdings Ltd.	23,738
Booz Allen Hamilton Holding Corp.	2,587
bpost SA	5,115
British American Tobacco PLC	3,943
CGI Group, Inc.	1,883
Cineplex, Inc.	2,234
Clorox Co. (The)	587
Croda International PLC	1,675
CTS Eventim AG & Co. KGaA	1,387
Dassault Systemes	592
Direct Line Insurance Group PLC	13,133
Dollar General Corp.	1,953
Domino’s Pizza Group PLC	3,668
Dr Pepper Snapple Group, Inc.	1,933
Equifax, Inc.	1,471
Euler Hermes Group	996
Experian PLC	3,060
Exxon Mobil Corp.	826
Fidelity National Information Services, Inc.	1,264
Fiserv, Inc.	1,669
FNF Group	4,968
Hang Seng Bank Ltd.	4,746
Home Depot, Inc. (The)	1,226
IG Group Holdings PLC	6,044
Imperial Tobacco Group PLC	3,256
Johnson & Johnson	1,301
KION Group AG	1,731
Kohl’s Corp.	997
Kroger Co. (The)	1,965
L Brands, Inc.	1,584
Lawson, Inc.	593
Marsh & McLennan Cos, Inc.	2,263
Merck & Co., Inc.	2,731
Microsoft Corp.	6,496
Mitsubishi UFJ Financial Group, Inc.	11,278
Moneysupermarket.com Group PLC	14,493
Nestle SA	715
NICE-Systems Ltd.	1,206
NIKE, Inc.	953
Nippon Telegraph & Telephone Corp.	1,780
NN Group NV	4,453
Novartis AG	2,352
Obic Co., Ltd.	1,187
Oracle Corp.	3,160
Oracle Corp. Japan	2,967
Otsuka Corp.	1,187
Pacific Textiles Holdings Ltd.	53,390
Park24 Co., Ltd.	1,780
Partners Group Holding AG	117
PepsiCo, Inc.	1,768
Pfizer, Inc.	4,449
Philip Morris International, Inc.	1,475
Proximus SADP	2,031

AB ALL MARKET INCOME PORTFOLIO •	25

Portfolio of Investments

Security Description	Shares

Reckitt Benckiser Group PLC	833
Recordati SpA	3,115
Regal Entertainment Group	4,131
RenaissanceRe Holdings Ltd.	476
Reynolds American, Inc.	2,241
Rightmove PLC	836
Roche Holding AG	778
Ross Stores, Inc.	2,015
Royal Dutch Shell PLC	3,227
Sage Group PLC (The)	6,533
SCSK Corp.	1,186
Seven Bank Ltd.	28,465
Sherwin-Williams Co. (The)	295
Singapore Telecommunications Ltd.	38,952
Sonic Healthcare Ltd.	8,730
Sumitomo Mitsui Financial Group, Inc.	2,373
Target Corp.	1,163
Tatts Group Ltd.	37,074
Telenor ASA	3,661
Telstra Corp., Ltd.	17,758
Thomson Reuters Corp.	2,976
Toronto-Dominion Bank (The)	1,778
TOTAL SA	4,977
Total System Services, Inc.	999
Travelers Cos., Inc. (The)	476
Tryg A/S	2,693
UGI Corp.	1,425
UnitedHealth Group, Inc.	1,193
Vantiv, Inc.	944
William Hill PLC	14,041
Wolters Kluwer NV	2,375
WPP PLC	2,395

See notes to financial statements.

26	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $9,862,811)	$9,669,306
Affiliated issuers (cost $8,551,376)	8,089,294
Cash	18,505
Cash collateral due from broker	107,779
Foreign currencies, at value (cost $58,021)	59,348
Unrealized appreciation on forward currency exchange contracts	185,237
Dividends and interest receivable	73,704
Receivable due from Adviser	57,176
Unrealized appreciation on inflation swaps	23,541
Receivable for variation margin on exchange-traded derivatives	15,884
Unrealized appreciation on variance swaps	3,158
Prepaid expenses	3,029
Receivable for investment securities sold and foreign currency transactions	1,738
Receivable for terminated interest rate swaps	933
Receivable for terminated total return swaps	81

Total assets	18,308,713

Liabilities
Unrealized depreciation on forward currency exchange contracts	170,523
Audit and tax fee payable	78,001
Payable for investment securities purchased	42,186
Legal fee payable	22,389
Transfer Agent fee payable	2,956
Unrealized depreciation on variance swaps	1,655
Payable for terminated total return swaps	642
Distribution fee payable	16
Accrued expenses	43,321

Total liabilities	361,689

Net Assets	$17,947,024

Composition of Net Assets
Capital stock, at par	$184
Additional paid-in capital	18,386,239
Undistributed net investment income	62,130
Accumulated net realized gain on investment and foreign currency transactions	177,512
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(679,041)

$17,947,024

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,751	1,820	$9.75	*

C	$9,762	1,001	$9.75

Advisor	$17,919,511	1,837,483	$9.75

*	The maximum offering price per share for Class A shares was $10.18 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB ALL MARKET INCOME PORTFOLIO •	27

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 18, 2014(a) to November 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,332)	$319,317
Affiliated issuers	445,099	$764,416

Expenses
Advisory fee (see Note B)	121,197
Distribution fee—Class A	26
Distribution fee—Class C	96
Transfer agency—Class A	8
Transfer agency—Class C	11
Transfer agency—Advisor Class	9,844
Custodian	113,020
Audit and tax	79,385
Administrative	63,996
Amortization of offering expenses	58,384
Registration fees	56,046
Legal	37,717
Directors’ fees	21,243
Printing	16,187
Miscellaneous	32,896

Total expenses	610,056
Less: expenses waived and reimbursed by the Adviser (see Note B)	(517,609)

Net expenses		92,447

Net investment income		671,969

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(47,726)
Futures		415,823
Swaps		(19,694)
Foreign currency transactions		(57,980)
Affiliated Underlying Portfolios		(45,643)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(462,082)
Investments		(193,505)
Futures		(78,363)
Swaps		39,700
Foreign currency denominated assets and liabilities		15,209

Net loss on investment and foreign currency transactions		(434,261)

Net Increase in Net Assets from Operations		$237,708

(a)	Commencement of operations.

See notes to financial statements.

28	• AB ALL MARKET INCOME PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 18, 2014(a) to November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$671,969
Net realized gain on investment transactions and foreign currency transactions	244,780
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(679,041)

Net increase in net assets from operations	237,708
Dividends to Shareholders from
Net investment income
Class A	(401)
Class C	(286)
Advisor Class	(685,821)
Capital Stock Transactions
Net increase	18,395,824

Total increase	17,947,024
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $62,130)	$17,947,024

(a)	Commencement of operations.

See notes to financial statements.

AB ALL MARKET INCOME PORTFOLIO •	29

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy - U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Fund, AB International Strategic Core Portfolio and AB Emerging Markets Core Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy - U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein All Market Income Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares have not been and are not currently

30	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

being offered. As of November 30, 2015, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Company is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent

AB ALL MARKET INCOME PORTFOLIO •	31

Notes to Financial Statements

pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on

32	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can

AB ALL MARKET INCOME PORTFOLIO •	33

Notes to Financial Statements

generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of November 30, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$8,094,448		$	– 0	–	$	– 0	–	$8,094,448
Common Stocks:
Financials	471,748			1,151,632			– 0	–	1,623,380
Information Technology	907,798			147,573			– 0	–	1,055,371
Health Care	581,543			399,308			– 0	–	980,851
Consumer Staples	533,986			406,294			– 0	–	940,280
Consumer Discretionary	587,499			215,037			– 0	–	802,536
Industrials	339,413			314,488			– 0	–	653,901
Telecommunication Services	270,728			292,614			– 0	–	563,342
Energy	355,770			92,910			– 0	–	448,680
Utilities	237,615			122,113			– 0	–	359,728
Materials	175,830			98,329			– 0	–	274,159
Preferred Stocks	1,793,320			– 0	–		– 0	–	1,793,320
Options Purchased – Puts	– 0	–		11,650			– 0	–	11,650
Short-Term Investments	156,954			– 0	–		– 0	–	156,954

Total Investments in Securities	14,506,652			3,251,948			– 0	–	17,758,600
Other Financial Instruments*:
Assets:
Futures	4,866			23,642			– 0	–	28,508	#
Forward Currency Exchange Contracts	– 0	–		185,237			– 0	–	185,237
Centrally Cleared Interest Rate Swaps	– 0	–		51,817			– 0	–	51,817	#
Inflation (CPI) Swaps	– 0	–		23,541			– 0	–	23,541
Variance Swaps	– 0	–		3,158			– 0	–	3,158
Liabilities:
Futures	(106,871)			– 0	–		– 0	–	(106,871	)#
Forward Currency Exchange Contracts	– 0	–		(170,523)			– 0	–	(170,523)
Centrally Cleared Interest Rate Swaps	– 0	–		(37,161)			– 0	–	(37,161	)#
Variance Swaps	– 0	–		(1,655)			– 0	–	(1,655)

Total^	$14,404,647			$3,330,004		$	– 0	–	$17,734,651

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

34	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

AB ALL MARKET INCOME PORTFOLIO •	35

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined

36	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $61,413 were deferred and amortized on a straight line basis over a one year period starting from December 18, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding, among other items, the Portfolio’s proportionate share of the advisory fees and other expenses of AB High Income Fund, Inc. (“ABHI”) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no repayment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before May 11, 2016. For the period ended November 30, 2015, such reimbursements/waivers amounted to $417,022, which is subject to repayment.

The Portfolio currently invests in ABHI, an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through May 11, 2016 in an amount equal to the Portfolio’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Portfolio. For the period ended November 30, 2015, such waiver amounted to $36,591.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended November 30, 2015, the Adviser voluntarily agreed to waive such fees amounting to $63,996.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $7,616 for the period ended November 30, 2015.

AB ALL MARKET INCOME PORTFOLIO •	37

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the period ended November 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended November 30, 2015 is as follows:

Market Value December 18, 2014(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)	Dividend Income (000)
$	– 0	–	$17,172	$17,015	$157	$2

(a)	Commencement of operations.

A summary of the Portfolio’s transactions in shares of the ABHI for the period ended November 30, 2015 is as follows:

							Distributions
Market Value 12/18/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)	Market Value 11/30/15 (000)	Income (000)	Realized Gains (000)
$ – 0 –	$9,342	$902		$(46)	(462)	$7,932	$443	$	– 0	–

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended November 30, 2015 amounted to $12,600, of which $2 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets

38	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $- 0 - for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended November 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$32,727,678		$14,379,704
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$18,470,998

Gross unrealized appreciation	$247,367
Gross unrealized depreciation	(959,765)

Net unrealized depreciation	$(712,398)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential

AB ALL MARKET INCOME PORTFOLIO •	39

Notes to Financial Statements

movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the period ended November 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

40	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

During the period ended November 30, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the period ended November 30, 2015, the Portfolio held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risks or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below

AB ALL MARKET INCOME PORTFOLIO •	41

Notes to Financial Statements

under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of

42	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended November 30, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

AB ALL MARKET INCOME PORTFOLIO •	43

Notes to Financial Statements

During the period ended November 30, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended November 30, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the period ended November 30, 2015, the Portfolio held variance swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide

44	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At November 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$51,817	*	Receivable/Payable for variation margin on exchange-traded derivatives	$37,161	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	28,508	*	Receivable/Payable for variation margin on exchange-traded derivatives	106,871	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	185,237		Unrealized depreciation on forward currency exchange contracts	170,523

Foreign exchange contracts	Investments in securities, at value	11,650

Interest rate contracts	Unrealized appreciation on inflation swaps	23,541

Equity contracts	Unrealized appreciation on total return swaps	3,158		Unrealized depreciation on total return swaps	1,655

Total		$303,911			$316,210

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB ALL MARKET INCOME PORTFOLIO •	45

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended November 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,859	$	– 0	–
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	411,964		(78,363)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(50,367)		14,714
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	3,097		4,728

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(9,338)		– 0	–
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	116,201		38,197

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,932		– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(143,827)		1,503

Total		$339,521		$(19,221)

46	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended November 30, 2015:

Futures:
Average original value of buy contracts	$736,718
Average original value of sale contracts	$1,766,554

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,651,852	(a)
Average principal amount of sale contracts	$5,025,283	(a)

Purchased Options:
Average monthly cost	$9,467	(b)

Interest Rate Swaps:
Average notional amount	$395,095	(c)

Inflation Swaps:
Average notional amount	$1,920,000	(d)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,836,651

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$448,500	(d)

Total Return Swaps:
Average notional amount	$3,639,932	(c)

Variance Swaps:
Average notional amount	$15,635

(a)	Positions were open for eight months during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for six months during the period.

(d)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of November 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$15,884	$	– 0	–	$	– 0	–	$	– 0	–	$15,884

Total	$15,884	$	– 0	–	$	– 0	–	$	– 0	–	$15,884

AB ALL MARKET INCOME PORTFOLIO •	47

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America	$12,298	$ – 0	–	$	– 0	–	$	– 0	–	$12,298
Deutsche Bank AG	23,541	(547)			– 0	–		– 0	–	22,994
Goldman Sachs International	9,294	(9,294)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	1,334	(1,108)			– 0	–		– 0	–	226
Morgan Stanley Capital Services LLC	8,948	– 0	–		– 0	–		– 0	–	8,948
Standard Chartered Bank	41,835	(41,835)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	124,614	(107,439)			– 0	–		– 0	–	17,175
UBS AG	1,722	– 0	–		– 0	–		– 0	–	1,722

Total	$223,586	$(160,223)		$	– 0	–	$	– 0	–	$63,363	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Deutsche Bank AG	$547	$(547)		$	– 0	–	$	– 0	–	$ – 0	–
Goldman Sachs International	18,402	(9,294)			– 0	–		– 0	–	9,108
JPMorgan Chase Bank, NA	1,108	(1,108)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	44,682	(41,835)			– 0	–		– 0	–	2,847
State Street Bank & Trust Co.	107,439	(107,439)			– 0	–		– 0	–	– 0	–

Total	$172,178	$(160,223)		$	– 0	–	$	– 0	–	$11,955	^

**	Cash and securities have been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by

48	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 18, 2014(a) to November 30, 2015	December 18, 2014(a) to November 30, 2015

Class A
Shares sold	1,815	$18,011

Shares issued in reinvestment of dividends	5	55

Net increase	1,820	$18,066

Class C
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends	1	10

Net increase	1,001	$10,012

Advisor Class
Shares sold	1,839,176	$18,382,871

Shares issued in reinvestment of dividends	2,797	28,107

Shares redeemed	(4,490)	(43,232)

Net increase	1,837,483	$18,367,746

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

AB ALL MARKET INCOME PORTFOLIO •	49

Notes to Financial Statements

High Yield Debt Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk—Short sales involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Portfolio may not always be able to close out a short position on favorable terms.

Leverage Risk—To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

50	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as part of the facility on July 9, 2015. The Fund did not utilize the Facility from July 9, 2015 to November 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2015 was as follows:

2015
Distributions paid from:
Ordinary income	$686,508

Total taxable distributions paid	$686,508

AB ALL MARKET INCOME PORTFOLIO •	51

Notes to Financial Statements

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$85,833
Undistributed capital gains	148,795
Unrealized appreciation/(depreciation)	(674,027	)(a)

Total accumulated earnings/(deficit)	$(439,399)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, nondeductible offering costs, foreign currency reclassifications, nondeductible federal excise taxes, the tax treatment of partnerships and passive foreign investment companies (PFICs) and the redesignation of dividends received resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

52	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.35
Net realized and unrealized loss on investment and foreign currency transactions	(.24)

Net increase in net asset value from operations	.11

Less: Dividends
Dividends from net investment income	(.36)

Net asset value, end of period	$ 9.75

Total Return
Total investment return based on net asset value(d)	1.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)^	.77%
Expenses, before waivers/reimbursements(e)(f)^	3.92%
Net investment income(c)^	3.67%
Portfolio turnover rate	88%

See footnote summary on page 55.

AB ALL MARKET INCOME PORTFOLIO •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.28
Net realized and unrealized loss on investment and foreign currency transactions	(.24)

Net increase in net asset value from operations	.04

Less: Dividends
Dividends from net investment income	(.29)

Net asset value, end of period	$ 9.75

Total Return
Total investment return based on net asset value(d)	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)^	1.52%
Expenses, before waivers/reimbursements(e)(f)^	4.57%
Net investment income(c)^	2.89%
Portfolio turnover rate	88%

See footnote summary on page 55.

54	• AB ALL MARKET INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.37
Net realized and unrealized loss on investment and foreign currency transactions	(.24)

Net increase in net asset value from operations	.13

Less: Dividends
Dividends from net investment income	(.38)

Net asset value, end of period	$ 9.75

Total Return
Total investment return based on net asset value(d)	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	.53%
Expenses, before waivers/reimbursements(e)^	3.52%
Net investment income(c)^	3.88%
Portfolio turnover rate	88%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of ABHI, in which the Portfolio invests. For the period ended November 30, 2015, the estimated annualized blended expense ratios of acquired funds were .22%, .22% and .21% for Class A, Class B and Advisor Class Shares, respectively.

^	Annualized.

See notes to financial statements.

AB ALL MARKET INCOME PORTFOLIO •	55

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and Shareholders of AB All Market Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB All Market Income Portfolio (the “Fund”), one of the series constituting AB Cap Fund, Inc., as of November 30, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 18, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB All Market Income Portfolio (one of the series constituting the AB Cap Fund, Inc.) at November 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period December 18, 2014 (commencement of operations) to November 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2016

56	• AB ALL MARKET INCOME PORTFOLIO

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended November 30, 2015. For corporate shareholders, 10.53% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 0.18% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable period ended November 30, 2015, the Portfolio designates $214,850 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB ALL MARKET INCOME PORTFOLIO •	57

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its Investment Policy Team. Messrs. Harting, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

58	• AB ALL MARKET INCOME PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas, New York, NY 10105 55 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB ALL MARKET INCOME PORTFOLIO •	59

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 74 (2014)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating, leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as a general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 73 (2014)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	110	None

60	• AB ALL MARKET INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Michael J. Downey, # 72 (2014)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., # 83 (2014)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB ALL MARKET INCOME PORTFOLIO •	61

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
D. James Guzy, # 79 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, # 67 (2014)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

62	• AB ALL MARKET INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody, # 63 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, # 76 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

AB ALL MARKET INCOME PORTFOLIO •	63

Management of the Fund

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

64	• AB ALL MARKET INCOME PORTFOLIO

Management of the Fund

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Morgan C. Harting 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Daniel J. Loewy 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Vadim Zlotnikov 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB ALL MARKET INCOME PORTFOLIO •	65

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein All Market Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek current income with consideration of growth of capital. The Adviser will allocate the Portfolio’s investments among a broad range of (1) income producing securities, including global high yield bonds and preferred stocks, (2) income grower securities, including global high income equities and global real estate investments, and (3) income diversifier securities and strategies, including global sovereign bonds and alternative strategies. The Adviser will adjust the Portfolio’s investment exposure using the Adviser’s Dynamic Asset Allocation (“DAA”) service to manage its overall volatility during market cycles with periods of higher volatility through the use of derivatives and exchange traded funds (“ETF”). In addition, the Adviser will engage in a number of alternatives (derivatives based) strategies, such as currency carry and covered call strategies.

The Portfolio will typically be invested in the United States and in countries throughout the world, including emerging markets. In selecting equity securities, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. Initially, the Adviser intends to gain exposure to fixed income securities through investment in

1	The Senior Officer’s fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

66	• AB ALL MARKET INCOME PORTFOLIO

AllianceBernstein High Income Fund, Inc. (“High Income Fund, Inc.”).3 The Adviser will make direct investments in high income securities similar to the investments in High Income Fund, Inc., rather than investing in High Income Fund, Inc., when the Portfolio’s net assets grow to between $100 and $200 million.

The Portfolio’s benchmark will be the MSCI ACWI Index. The Adviser expects Lipper and Morningstar to classify the Portfolio in their Flexible Portfolio and Tactical Allocation/World Allocation categories, respectively

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

3	Based on the Portfolio’s projected net assets of $250 million and High Income Fund, Inc.’s June 30, 2014 net assets of $6.7 billion, the Portfolio’s investment in High Income Fund, Inc. of $100 million (40% of the Portfolio’s s net assets) is expected to approximate to 1.49% of High Income Fund, Inc.’s net assets.

4	Jones v. Harris at 1427.

AB ALL MARKET INCOME PORTFOLIO •	67

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Schedule Based on Average Daily Net Assets
All Market Income Portfolio	0.70% of average daily net assets[5]

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
All Market Income Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	0.99 1.74 1.24 0.99 0.74 0.74 0.74	% % % % % % %	1.22 1.99 1.69 1.38 1.05 0.97 0.95	% % % % % % %	To Be Determined

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to

5	For the Portfolio’s assets invested in High Income Fund, Inc., such fee will be reduced to the fee level of High Income Fund, Inc., proportionate to AMI’s assets invested in High Income Fund, Inc. High Income Fund, Inc. advisory fee schedule is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion, and $0.40% on the balance

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

68	• AB ALL MARKET INCOME PORTFOLIO

such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB ALL MARKET INCOME PORTFOLIO •	69

However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.8

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

70	• AB ALL MARKET INCOME PORTFOLIO

Portfolio	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
All Market Income Portfolio[13]	0.750	0.776	4/9

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
All Market Income Portfolio[16]	0.990	1.168	2/9	1.149	3/13

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	The Portfolio’s EG includes the Portfolio, four other Flexible Portfolio Funds (“FX”) and four Global Flexible Portfolio Funds (“GX”).

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

16	The Portfolio’s EU includes the Portfolio, EG and all other retail front-end load FX and GX, excluding outliers.

AB ALL MARKET INCOME PORTFOLIO •	71

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party

72	• AB ALL MARKET INCOME PORTFOLIO

clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB ALL MARKET INCOME PORTFOLIO •	73

Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio; and the Adviser’s plan for the Portfolio to make direct investments in high income securities and receive an advisory fee rate of 70 basis points rather than 50 basis points advisory fee that the Adviser would receive for assets invested in High Income Fund, Inc. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 15, 2014

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

74	• AB ALL MARKET INCOME PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB ALL MARKET INCOME PORTFOLIO •	75

AB Family of Funds

NOTES

76	• AB ALL MARKET INCOME PORTFOLIO

AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMI-0151-1115

NOV     11.30.15

ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 12, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio (the “Fund”) for the annual reporting period ended November 30, 2015. The Fund commenced operations on December 3, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Small Cap Value Portfolio to AB Small Cap Value Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term growth of capital. The Fund will invest primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index (the “Russell 2000 Value”) and the greater of $2.5 billion or the largest company in the Russell 2000 Value.

The Fund will invest in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser will use its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser will seek to manage the overall portfolio volatility relative to the Russell 2000 Value by favoring promising securities that offer the best balance between return and targeted risk.

Investment Results

The table on page 4 shows the Fund’s performance compared with its primary benchmark, the Russell 2000 Value Index, for the six-month period ended November 30, 2015, and the period since the Fund’s inception on December 3, 2014 through November 30, 2015.

All share classes of the Fund outperformed the benchmark during both periods, before sales charges. Since inception, security selection drove the outperformance, relative to the benchmark. The Fund’s financial, consumer staples and industrial holdings contributed to performance. The Fund also received a boost in performance from stock selection in its materials, technology and consumer-discretionary stocks. An underweight in the financials sector was a significant detractor during the period; health care holdings also detracted from relative performance. During the six-month period, outperformance was due to strong stock selection, particularly in the industrials and financials sectors; utilities and energy holdings also contributed. Stock selection was weaker in the consumer staples and consumer discretionary sectors. In addition, an underweight position in the financials sector detracted from relative performance.

The Fund did not utilize derivatives during either period.

AB SMALL CAP VALUE PORTFOLIO •	1

Market Review and Investment Strategy

US equity markets were turbulent over the 12-month period ended November 30, 2015. Markets fluctuated worldwide as rekindled fears of patchy global growth, concerns about China and the constant watch for an interest rate hike in the US kept investors on edge. Volatility escalated sharply and stock correlations jumped. The VIX (the Chicago Board Options Exchange Volatility Index), a gauge of US equity-market volatility, spiked 135% in August, a record monthly increase. In the down market of the six-month period ended November 30, 2015, large-cap stocks significantly outperformed their small-cap peers but small-cap value stocks outperformed small-cap growth stocks.

Over the 12-month period, large- and small-cap returns were more equivalent, and small-cap growth stocks significantly outperformed small-cap value stocks.

The current economic climate has allowed the Small Cap Value Senior Investment Management Team (the “Team”) to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

2	• AB SMALL CAP VALUE PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of 2,000 small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Fund, such as global macro, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SMALL CAP VALUE PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIOD ENDED NOVEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB Small Cap Value Portfolio†
Class A	-0.93%	6.62%

Class C	-1.40%	5.78%

Advisor Class‡	-0.84%	6.93%

Russell 2000 Value Index	-2.93%	-0.18%

*    Inception date: 12/3/2014.

†    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/3/14* TO 11/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Small Cap Value Portfolio Class A shares (from 12/3/14* to 11/30/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/3/2014.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB SMALL CAP VALUE PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	6.62%	2.13%

Class C Shares
Since Inception*	5.78%	4.78%

Advisor Class Shares†
Since Inception*	6.93%	6.93%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.47%, 2.24% and 1.22% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.25%, 2.00% and 1.00% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/3/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB SMALL CAP VALUE PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.48%
Since Inception*	-3.26%

Class C Shares
1 Year	-4.01%
Since Inception*	-0.06%

Advisor Class Shares†
1 Year	-2.11%
Since Inception*	0.88%

*	Inception date: 12/3/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB SMALL CAP VALUE PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.70	$6.24	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000	$986.00	$9.96	2.00%
Hypothetical**	$1,000	$1,015.04	$10.10	2.00%
Advisor Class
Actual	$1,000	$991.60	$4.99	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

AB SMALL CAP VALUE PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $83.8

TEN LARGEST HOLDINGS†

November 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Fairchild Semiconductor International, Inc.	$1,453,385	1.7%
SkyWest, Inc.	1,276,377	1.5
First American Financial Corp.	1,274,701	1.5
CNO Financial Group, Inc.	1,224,724	1.5
QEP Resources, Inc.	1,223,394	1.5
Webster Financial Corp.	1,209,517	1.5
Granite Construction, Inc.	1,192,930	1.4
FormFactor, Inc.	1,186,650	1.4
Viad Corp.	1,166,269	1.4
PNM Resources, Inc.	1,160,580	1.4
	$12,368,527	14.8%

*	All data are as of November 30, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

8	• AB SMALL CAP VALUE PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 29.1%
Banks – 14.6%
1st Source Corp.	19,790	$669,100
Associated Banc-Corp	47,560	975,455
Customers Bancorp, Inc.(a)	33,360	1,034,160
First Commonwealth Financial Corp.	57,280	563,635
First Niagara Financial Group, Inc.	85,810	925,032
FirstMerit Corp.	49,060	992,484
Fulton Financial Corp.	57,190	827,539
Independent Bank Group, Inc.	14,210	567,974
Sterling Bancorp./DE	50,190	880,333
Synovus Financial Corp.	26,250	876,225
Texas Capital Bancshares, Inc.(a)	15,950	945,516
Webster Financial Corp.	30,080	1,209,517
Wilshire Bancorp, Inc.	73,700	909,458
Zions Bancorporation	28,620	857,455

		12,233,883

Insurance – 6.4%
Aspen Insurance Holdings Ltd.	20,690	1,045,259
CNO Financial Group, Inc.	60,540	1,224,724
First American Financial Corp.	32,320	1,274,701
Hanover Insurance Group, Inc. (The)	9,730	823,158
Validus Holdings Ltd.	21,120	996,441

		5,364,283

Real Estate Investment Trusts (REITs) – 5.5%
Gramercy Property Trust, Inc.	41,135	982,715
LTC Properties, Inc.	19,540	832,990
National Storage Affiliates Trust	54,760	906,826
Ramco-Gershenson Properties Trust	42,410	715,457
STAG Industrial, Inc.	27,980	570,792
Summit Hotel Properties, Inc.	43,760	583,321

		4,592,101

Thrifts & Mortgage Finance – 2.6%
Essent Group Ltd.(a)	30,570	755,690
HomeStreet, Inc.(a)	32,850	711,860
WSFS Financial Corp.	21,590	737,514

		2,205,064

		24,395,331

Information Technology – 20.0%
Communications Equipment – 3.1%
Finisar Corp.(a)	57,870	698,491
Mitel Networks Corp.(a)(b)	116,740	1,014,470
Polycom, Inc.(a)	62,800	855,964

		2,568,925

Electronic Equipment, Instruments & Components – 3.6%
Avnet, Inc.	10,410	471,781
Celestica, Inc.(a)	52,520	592,426

AB SMALL CAP VALUE PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Daktronics, Inc.	25,321	$219,533
TTM Technologies, Inc.(a)	72,010	564,558
Vishay Intertechnology, Inc.	95,390	1,137,049

		2,985,347

IT Services – 5.3%
Booz Allen Hamilton Holding Corp.	36,070	1,098,332
CSG Systems International, Inc.	31,710	1,132,998
ExlService Holdings, Inc.(a)	18,470	863,842
Sykes Enterprises, Inc.(a)	24,980	794,864
Unisys Corp.(a)	45,690	587,573

		4,477,609

Semiconductors & Semiconductor Equipment – 7.2%
Advanced Micro Devices, Inc.(a)(b)	108,380	255,777
Cypress Semiconductor Corp.(a)	89,728	970,857
Fairchild Semiconductor International, Inc.(a)	74,380	1,453,385
FormFactor, Inc.(a)	136,240	1,186,650
MKS Instruments, Inc.	22,670	835,843
Photronics, Inc.(a)	45,810	502,536
SunEdison Semiconductor Ltd.(a)	88,638	846,493

		6,051,541

Software – 0.8%
Verint Systems, Inc.(a)	13,420	628,727

		16,712,149

Consumer Discretionary – 17.3%
Auto Components – 1.9%
Dana Holding Corp.	64,060	1,053,146
Tenneco, Inc.(a)	10,120	545,266

		1,598,412

Hotels, Restaurants & Leisure – 1.3%
Bloomin’ Brands, Inc.	61,890	1,071,316

Household Durables – 2.7%
Ethan Allen Interiors, Inc.	22,020	624,487
Helen of Troy Ltd.(a)	8,130	840,724
Meritage Homes Corp.(a)	20,920	780,525

		2,245,736

Internet & Catalog Retail – 0.6%
Shutterfly, Inc.(a)	11,250	516,375

Media – 2.1%
Cable One, Inc.	1,420	633,689
Scholastic Corp.	26,690	1,140,197

		1,773,886

Multiline Retail – 1.0%
Big Lots, Inc.	19,040	856,610

10	• AB SMALL CAP VALUE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 6.5%
Caleres, Inc.	19,400	$545,140
Children’s Place, Inc. (The)	15,510	749,443
Citi Trends, Inc.	51,790	1,026,996
GameStop Corp. – Class A(b)	10,640	372,719
MarineMax, Inc.(a)	48,850	886,627
Murphy USA, Inc.(a)	12,630	752,243
Office Depot, Inc.(a)	107,280	706,975
Pier 1 Imports, Inc.(b)	63,480	429,125

		5,469,268

Textiles, Apparel & Luxury Goods – 1.2%
Crocs, Inc.(a)	89,760	998,580

		14,530,183

Industrials – 16.5%
Air Freight & Logistics – 0.9%
Air Transport Services Group, Inc.(a)	81,460	774,685

Airlines – 2.1%
Hawaiian Holdings, Inc.(a)	13,230	478,926
SkyWest, Inc.	61,930	1,276,377

		1,755,303

Commercial Services & Supplies – 1.4%
Viad Corp.	37,780	1,166,269

Construction & Engineering – 5.4%
AECOM(a)	33,990	1,081,902
Aegion Corp.(a)	52,600	1,159,304
EMCOR Group, Inc.	21,250	1,071,000
Granite Construction, Inc.	29,260	1,192,930

		4,505,136

Electrical Equipment – 1.3%
Regal Beloit Corp.	16,470	1,061,656

Machinery – 2.1%
Columbus McKinnon Corp./NY	20,263	418,228
Oshkosh Corp.	20,240	887,727
Wabash National Corp.(a)	37,410	485,208

		1,791,163

Professional Services – 1.2%
Mistras Group, Inc.(a)	49,310	1,061,644

Trading Companies & Distributors – 2.1%
MRC Global, Inc.(a)	74,810	1,106,440
WESCO International, Inc.(a)	13,290	638,584

		1,745,024

		13,860,880

AB SMALL CAP VALUE PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 4.4%
Energy Equipment & Services – 0.8%
RPC, Inc.(b)	50,070	$663,427

Oil, Gas & Consumable Fuels – 3.6%
QEP Resources, Inc.	77,430	1,223,394
SM Energy Co.(b)	29,030	852,611
Synergy Resources Corp.(a)	83,710	953,457

		3,029,462

		3,692,889

Utilities – 3.3%
Electric Utilities – 1.4%
PNM Resources, Inc.	40,020	1,160,580

Gas Utilities – 1.9%
Southwest Gas Corp.	20,070	1,125,526
UGI Corp.	13,490	467,698

		1,593,224

		2,753,804

Health Care – 2.8%
Health Care Providers & Services – 2.8%
LifePoint Health, Inc.(a)	12,170	871,494
Molina Healthcare, Inc.(a)	9,210	554,994
WellCare Health Plans, Inc.(a)	10,940	902,331

		2,328,819

Consumer Staples – 2.3%
Beverages – 1.2%
Cott Corp.	93,530	978,324

Food & Staples Retailing – 0.4%
SpartanNash Co.	16,965	366,783

Food Products – 0.7%
Dean Foods Co.	31,440	589,815

		1,934,922

Materials – 1.9%
Chemicals – 1.2%
A. Schulman, Inc.	28,340	980,847

Containers & Packaging – 0.7%
Graphic Packaging Holding Co.	45,310	619,388

		1,600,235

Total Common Stocks (cost $81,443,266)		81,809,212

12	• AB SMALL CAP VALUE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.1%
Investment Companies – 4.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(c)(d) (cost $3,419,728)	3,419,728	$3,419,728

Total Investments Before Security Lending Collateral for Securities Loaned – 101.7% (cost $84,862,994)		85,228,940

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.6%
Investment Companies – 2.6%
AB Exchange Reserves – Class I, 0.15%(c)(d) (cost $2,230,769)	2,230,769	2,230,769

Total Investments – 104.3% (cost $87,093,763)		87,459,709
Other assets less liabilities – (4.3)%		(3,644,072)

Net Assets – 100.0%		$83,815,637

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $81,443,266)	$81,809,212	(a)
Affiliated issuers (cost $5,650,497—including investment of cash collateral for securities loaned of $2,230,769)	5,650,497
Receivable for capital stock sold	1,200,108
Receivable for investment securities sold	85,212
Dividends and interest receivable	56,623
Prepaid expenses	874

Total assets	88,802,526

Liabilities
Payable for investment securities purchased	2,646,924
Payable for collateral received on securities loaned	2,230,769
Distribution fee payable	14,836
Advisory fee payable	10,650
Transfer Agent fee payable	1,495
Accrued expenses	82,215

Total liabilities	4,986,889

Net Assets	$83,815,637

Composition of Net Assets
Capital stock, at par	$788
Additional paid-in capital	83,162,760
Undistributed net investment income	67,857
Accumulated net realized gain on investment transactions	218,286
Net unrealized appreciation on investments	365,946

	$83,815,637

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$79,706,516	7,491,623	$10.64	*

C	$34,471	3,263	$10.56

Advisor	$4,074,650	382,093	$10.66

(a)	Includes securities on loan with a value of $2,151,248 (see Note E).

*	The maximum offering price per share for Class A shares was $11.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB SMALL CAP VALUE PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 3, 2014(a) to November 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,073)	$474,273
Affiliated issuers	2,459
Securities lending income	17,650	$494,382

Expenses
Advisory fee (see Note B)	312,489
Distribution fee—Class A	84,614
Distribution fee—Class C	262
Transfer agency—Class A	10,697
Transfer agency—Class C	58
Transfer agency—Advisor Class	7,106
Amortization of offering expenses	105,508
Custodian	84,381
Registration fees	59,418
Administrative	56,123
Audit and tax	39,173
Legal	36,491
Directors’ fees	21,258
Printing	9,078
Miscellaneous	5,059

Total expenses	831,715
Less: expenses waived and reimbursed by the Adviser (see Note B)	(356,197)

Net expenses		475,518

Net investment income		18,864

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		218,286
Net change in unrealized appreciation/depreciation of investments		365,946

Net gain on investment transactions		584,232

Net Increase in Net Assets from Operations		$603,096

(a)	Commencement of operations.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 3, 2014(a) to November 30, 2015
Increase in Net Assets from Operations
Net investment income	$18,864
Net realized gain on investment transactions	218,286
Net change in unrealized appreciation/depreciation of investments	365,946

Net increase in net assets from operations	603,096
Dividends to Shareholders from
Net investment income
Class A	(37)
Class C	(37)
Advisor Class	(11,255)
Capital Stock Transactions
Net increase	83,223,870

Total increase	83,815,637
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income $67,857)	$83,815,637

(a)	Commencement of operations.

See notes to financial statements.

16	• AB SMALL CAP VALUE PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Fund, AB International Strategic Core Portfolio and AB Emerging Markets Core Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Small Cap Value Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on

AB SMALL CAP VALUE PORTFOLIO •	17

Notes to Financial Statements

redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Company is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the uti-

18	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

lization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

AB SMALL CAP VALUE PORTFOLIO •	19

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of November 30, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$81,809,212		$	– 0	–	$	– 0	–	$81,809,212
Short-Term Investments	3,419,728			– 0	–		– 0	–	3,419,728
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,230,769			– 0	–		– 0	–	2,230,769

Total Investments in Securities	87,459,709			– 0	–		– 0	–	87,459,709
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$87,459,709		$	– 0	–	$	– 0	–	$87,459,709

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for

20	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

AB SMALL CAP VALUE PORTFOLIO •	21

Notes to Financial Statements

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $106,382 were deferred and amortized on a straight line basis over a one year period starting from December 3, 2014 (commencement of operations).

22	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .80% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through November 30, 2015 are subject to repayment by the Portfolio until November 30, 2018, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before March 1, 2016. For the period ended November 30, 2015, such reimbursements/waivers amounted to $300,074.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended November 30, 2015, the Adviser voluntarily agreed to waive such fees in the amount of $56,123.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $16,532 for the period ended November 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $74 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended November 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended November 30, 2015 is as follows:

Market Value December 3, 2014(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)	Dividend Income (000)
$	– 0	–	$48,611	$45,191	$3,420	$2

(a)	Commencement of operations.

AB SMALL CAP VALUE PORTFOLIO •	23

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the period ended November 30, 2015 amounted to $176, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $0 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended November 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$99,304,354		$18,045,022
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$87,164,231

Gross unrealized appreciation	$4,959,816
Gross unrealized depreciation	(4,664,338)

Net unrealized appreciation	$295,478

24	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the period ended November 30, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The

AB SMALL CAP VALUE PORTFOLIO •	25

Notes to Financial Statements

lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2015, the Portfolio had securities on loan with a value of $2,151,248 and had received cash collateral which has been invested into AB Exchange Reserves of $2,230,769. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $17,650 and $683 from the borrowers and AB Exchange Reserves, respectively, for the period ended November 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the period ended November 30, 2015 is as follows:

Market Value December 3, 2014(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)
$	– 0	–	$13,466	$11,235	$2,231

(a)	Commencement of operations.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 3, 2014(a) to November 30, 2015	December 3, 2014(a) to November 30, 2015

Class A
Shares sold	7,662,717	$81,138,387

Shares issued in reinvestment of dividends	4	37

Shares redeemed	(171,098)	(1,688,228)

Net increase	7,491,623	$79,450,196

Class C
Shares sold	4,376	$45,213

Shares issued in reinvestment of dividends	3	37

Shares redeemed	(1,116)	(11,875)

Net increase	3,263	$33,375

26	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

	Shares	Amount
	December 3, 2014(a) to November 30, 2015	December 3, 2014(a) to November 30, 2015

Advisor Class
Shares sold	880,093	$8,876,897

Shares issued in reinvestment of dividends	1,083	11,255

Shares redeemed	(499,083)	(5,147,853)

Net increase	382,093	$3,740,299

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Indemnification Risk—In the ordinary course of business, a Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as part of the facility on July 9, 2015. The Portfolio did not utilize the Facility from July 9, 2015 to November 30, 2015.

AB SMALL CAP VALUE PORTFOLIO •	27

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2015 was as follows:

2015
Distributions paid from:
Ordinary income	$11,329

Total taxable distributions paid	$11,329

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$351,089
Undistributed capital gains	5,522
Unrealized appreciation/(depreciation)	295,478	(a)

Total accumulated earnings/(deficit)	$652,089

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Portfolio did not have any capital loss carry forwards.

During the current fiscal period, permanent differences primarily due to nondeductible offering costs resulted in a net increase in undistributed net investment income and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

28	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.00	(d)
Net realized and unrealized gain on investment transactions	.66

Net increase in net asset value from operations	.66

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.64

Total Return
Total investment return based on net asset value(e)	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,707
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%^
Expenses, before waivers/reimbursements	1.91	%^
Net investment income(c)	.02	%^
Portfolio turnover rate	43%

See footnote summary on page 31.

AB SMALL CAP VALUE PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)
Net realized and unrealized gain on investment transactions	.66

Net increase in net asset value from operations	.58

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.56

Total Return
Total investment return based on net asset value(e)	5.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.00%^
Expenses, before waivers/reimbursements	4.26%^
Net investment income(c)	(.75 )%^
Portfolio turnover rate	43%

See footnote summary on page 31.

30	• AB SMALL CAP VALUE PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment transactions	.66

Net increase in net asset value from operations	.68

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.66

Total Return
Total investment return based on net asset value(e)(f)	6.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,075
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%^
Expenses, before waivers/reimbursements	3.55	%^
Net investment income(c)	.24	%^
Portfolio turnover rate	43%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	31

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and Shareholders of AB Small Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Small Cap Value Portfolio (the “Fund”), one of the series constituting AB Cap Fund, Inc., as of November 30, 2015, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period December 3, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Small Cap Value Portfolio (one of the series constituting AB Cap Fund, Inc.) at November 30, 2015, and the results of its operations, changes in its net assets and the financial highlights for the period December 3, 2014 (commencement of operations) to November 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2016

32	• AB SMALL CAP VALUE PORTFOLIO

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended November 30, 2015. For corporate shareholders, 93.70% of dividends paid qualify for the dividends received deduction.

For the taxable period ended November 30, 2015, the Portfolio designates $356,445 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB SMALL CAP VALUE PORTFOLIO •	33

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James W. MacGregor(2), Vice President Joseph G. Paul(2), Vice President Shri Singhvi(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Investment Policy Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

34	• AB SMALL CAP VALUE PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB SMALL CAP VALUE PORTFOLIO •	35

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2001)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

36	• AB SMALL CAP VALUE PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He was a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2001)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB SMALL CAP VALUE PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

38	• AB SMALL CAP VALUE PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

AB SMALL CAP VALUE PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

40	• AB SMALL CAP VALUE PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB SMALL CAP VALUE PORTFOLIO •	41

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

James W. MacGregor 48	Vice President	Senior Vice President of the Advisor**, with which he has been associated since prior to 2011.

Shri Singhvi 42	Vice President	Senior Vice President of the Advisor**, with which he has been associated since prior to 2011.

Joseph G. Paul 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

42	• AB SMALL CAP VALUE PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Small Cap Value Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of small-capitalization companies.3 Using the Adviser’s fundamental value approach, the Portfolio will invest in companies determined by the Adviser to be undervalued. In selecting securities for the Portfolio, the Adviser will use its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities. The Adviser seeks to manage the overall portfolio volatility relative to the universe of companies of the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

The Adviser does not intend to utilize derivatives in its management of the Portfolio to a substantial extent, although derivatives may be used for a variety of purposes, including gaining exposure to equity markets. The Adviser does not

1	The Senior Officer’s fee evaluation was completed on February 27, 2014 and discussed with the Board of Directors on March 12, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	For purposes of this 80% requirement, small capitalization companies are those that, at the time of purchase, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index. As of December 31, 2013, the market capitalization range of the Russell 2000 Value Index was between $37 million and $4.6 billion.

AB SMALL CAP VALUE PORTFOLIO •	43

expect to use derivatives to an extent that would result in the Portfolio being effectively leveraged by having aggregate notional exposure appreciably in excess of its net assets.

The Portfolio’s benchmark will be the Russell 2000 Value Index. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective Small-Cap Value categories.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

4	Jones v. Harris at 1427.

44	• AB SMALL CAP VALUE PORTFOLIO

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Small Cap Value Portfolio[5]	0.80% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
Small Cap Value Portfolio	Class A Class C Class R Class K Class I Advisor Class 1 Class 2 Class Z	1.25 2.00 1.50 1.25 1.00 1.00 1.10 1.00 1.00	% % % % % % % % %	1.28 2.05 1.76 1.44 1.11 1.03 1.11 1.01 1.01	% % % % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional

5	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB SMALL CAP VALUE PORTFOLIO •	45

accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the institutional fee schedule,

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

46	• AB SMALL CAP VALUE PORTFOLIO

set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.8

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Small Cap Value Portfolio	$250.0	U.S. Small Cap Value 1.00% on 1st $25 million 0.90% bp on next $25 million 0.75% bp on the balance Minimum account size: $25m	0.790%	0.800%	0.010%

The Adviser provides sub-advisory investment services to an investment company managed by another fund family that has a somewhat similar investment style as the Portfolio. Set forth are the advisory fee schedule of such sub-advisory relationship, the effective fee and the fund’s advisory fee based on the Portfolio’s projected net assets of $250 million.

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Port. Adv. Fee (%)
Small Cap Value Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.85% on the first $50 million 0.75% on the balance	0.770% (Fee to AB)	0.800%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Small Cap Value Portfolio, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB SMALL CAP VALUE PORTFOLIO •	47

investment adviser is providing all the services, not just investment management, generally required by a registered investment company.9

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	According to a report by Lipper, mutual funds with sub-advisers tend to be slightly more expensive than those without. According to Lipper, the starkest difference in total expenses was for equity funds; among those funds, sub-advised funds’ expenses were about 10 basis points higher than non-sub-advised funds; although the 10 basis points difference made up only 7% of those funds’ average total expense ratio of 135 basis points. For front-end and no-load bond funds, the gap was about 5 basis points. For variable insurance products and institutional money funds, sub-advised funds were less expensive by at least 2.5 basis points. The median share of fees retained by principal adviser varies by asset class and fund size. For equity funds, the typical adviser retained up to 55.6% of the management fee, depending on the size of the fund. For bond funds the typical adviser retained up to 58.3% of the management fee. For money market funds, typical advisers retained up to 80% of the management fee. Slightly more than a third of open-end funds were sub-advised, while nearly two thirds of variable insurance products were sub-advised. Source: Subadvised Funds Are Pricier Than Non-Subadvised: Lipper by Maura McDermott. September 27, 2011, Board IQ.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

48	• AB SMALL CAP VALUE PORTFOLIO

Portfolio	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Small Cap Value Portfolio	0.800	0.800	6/14

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Value Portfolio	1.250	1.330	4/14	1.340	10/39

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

AB SMALL CAP VALUE PORTFOLIO •	49

earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

50	• AB SMALL CAP VALUE PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB SMALL CAP VALUE PORTFOLIO •	51

fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of January 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was discussed with the Directors at the March 12, 2014 meeting.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: April 11, 2014

52	• AB SMALL CAP VALUE PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB SMALL CAP VALUE PORTFOLIO •	53

AB Family of Funds

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54	• AB SMALL CAP VALUE PORTFOLIO

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AB SMALL CAP VALUE PORTFOLIO •	55

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56	• AB SMALL CAP VALUE PORTFOLIO

NOTES

AB SMALL CAP VALUE PORTFOLIO •	57

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58	• AB SMALL CAP VALUE PORTFOLIO

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AB SMALL CAP VALUE PORTFOLIO •	59

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60	• AB SMALL CAP VALUE PORTFOLIO

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCV-0151-1115

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Income	2014	$—	$—	$—
	2015	$61,500	$—	$17,690

AB Small Cap Value	2014	$—	$—	$—
	2015	$22,880	$—	$16,293

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Income	2014	$—	$—
			$—
			$—
	2015	$232,935	$17,690
			$—
			$(17,690)

AB Small Cap Value	2014	$—	$—
			$—
			$—
	2015	$231,538	$16,293
			$—
			$(16,293)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 20, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 20, 2016